Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Each of the undersigned hereby certifies, in his capacity as an officer of Madison Avenue Holdings, Inc. (the "Company"), for the purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 23, 2007


/s/ Alex Kam
--------------------------------
Alex Kam
Chief Executive Officer and President
(principal executive officer)


/s/ Pan-Rong Liu
---------------------
Pan-Rong Liu
Chief Financial Officer
(principal financial officer and principal accounting officer)

      A signed original of this written statement required by Section 906 has been provided to Madison Avenue Holdings, Inc. and will be retained by Madison Avenue Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.